UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014

HARVARD ILLINOIS BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53935 (Commission File Number)	27-2238553 (I.R.S. Employer Identification No.)

58 North Ayer Street, Harvard, Illinois 60033

 (Address of principal executive offices)

(815) 943-5261

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Harvard Illinois Bancorp, Inc. (the “Company”) announced its financial results at and for the three months ended March 31, 2014. The news release is included as an exhibit. The information included in the press release text is considered to be “furnished” under the Securities and Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable

(b)	Pro forma financial information. Not Applicable

(c)	Shell company transactions. None

(d)	Exhibits. 99.1 Press Release dated April 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD ILLINOIS BANCORP, INC.
DATE: April 22, 2014	By:	/s/ Donn Claussen
Donn Claussen
President and Chief Executive Officer
(Duly Authorized Representative)

EXHIBIT INDEX

99.1	News release dated April 22, 2014 announcing Harvard Illinois Bancorp, Inc.’s financial results at and for the three months ended March 31, 2014.